                                                                      EXHIBIT 2A

                                  BILL OF SALE

           THIS INDENTURE made as of the 31st day of August, 1999

BETWEEN:

                                 PRICEWATERHOUSECOOPERS INC., in its capacity as Trustee of the Estate of AlphaNet Telecom Inc., a bankrupt and not in its personal capacity (hereinafter referred to as the "Vendor")

                                                               OF THE FIRST PART

-- and --

                                 TECH ELECTRO INDUSTRIES, INC., a corporation incorporated pursuant to the laws of Texas (hereinafter referred to as the "Purchaser")

                                                              OF THE SECOND PART

                                   RECITALS:

           WHEREAS AlphaNet Telecom Inc. on February 8, 1999 made an assignment in bankruptcy and PricewaterhouseCoopers Inc. was appointed as Trustee of the Estate of AlphaNet Telecom Inc., a bankrupt;

           AND WHEREAS the appointment of PricewaterhouseCoopers Inc. as Trustee of the said bankrupt estate was duly confirmed at the first meeting of creditors;

           AND WHEREAS the Purchaser has agreed to purchase from the Vendor all of its right, title and interest, if any, in and to the property and assets of the bankrupt more particularly described in Schedule "A" attached hereto;

           NOW THEREFORE IN CONSIDERATION of the payment to the Vendor by the Purchaser of Ten Dollars ($10.00) of lawful money of the United States of America and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged) the parties hereby agree as follows;

1.0        PURCHASE AND SALE OF ASSETS

1.1        PURCHASE AND SALE OF ASSETS

           The Vendor hereby sells, transfers, assigns and conveys to the Purchaser all of the Vendor's right, title and interest, if any, in and to the assets of AlphaNet Telecom Inc. listed in Schedule "A" hereto (the "Purchased Assets").

1.2        TAXES

           The Purchaser shall be responsible for the payment of all taxes exigible in connection with the purchase and sale of the Purchased Assets, including, without limitation, all applicable goods and services tax pursuant to the Excise Tax Act (Canada) and any other sale or transfer taxes exigible on the Purchased Assets. The Purchaser hereby indemnifies and holds the Vendor harmless from and against any claims for non-payment of such taxes, including, without limitation, interest, penalties and costs (including legal fees and disbursements).

1.3        AS IS, WHERE IS

           The Purchaser acknowledges that the Purchased Assets are being sold on an "as is, where is" basis as they exist on the date hereof and that, except as expressly provided herein, no representations or warranties, express or implied, have been given by the Vendor as to title, encumbrances, assignability, description, value, fitness for any purpose, merchantability, quantity, quality, state, condition, location or any other matter whatsoever concerning the Purchased Assets and no representation or warranty of any kind can be implied at law or in equity, by statute or otherwise, with respect to the Purchased Assets. The Purchaser acknowledges that it has inspected the Purchased Assets and has relied entirely upon its own inspections and investigations. The description of the Purchased Assets contained in all schedules hereto is for the purpose of identification only and no representation or warranty is being given by the Vendor concerning the accuracy, completeness or any other matter concerning such description. The Vendor shall not be liable, nor shall the Purchaser have a remedy, for recovery of any damages, including, but not limited to economic loss of any kind, arising out of any claim that the Purchased Assets infringe the rights of any other person.

1.4        NO OBLIGATION TO DELIVER

           The Purchaser acknowledges that the Vendor has no obligation to deliver the Purchased Assets to the Purchaser. The Purchaser acknowledges that it has taken possession of the Purchased Assets. Notwithstanding the above, at the closing and in a simultaneous exchange, Vendor will have delivered to Purchaser a duly endorsed stock certificate (or certificates) representing all issued and outstanding shares Vendor holds in AlphaNet Hospitality Systems, Inc. ("AHS").

2.0        REPRESENTATIONS AND WARRANTIES

2.1        REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

           The Purchaser represents and warrants to the Vendor as follows and acknowledges that the Vendor is relying on such representations and warranties in executing this indenture:

           (a) the Purchaser is a corporation duly incorporated, organized and subsisting under the laws of the State of Texas and has the requisite power and authority to enter into this indenture.

2.2        REPRESENTATIONS AND WARRANTIES OF THE VENDOR

           The Vendor represents and warrants to the Purchaser as follows and acknowledges that the Purchaser is relying on such representations and warranties in executing this indenture:

           (a) the Vendor was duly appointed the Trustee of the Estate of AlphaNet Telecom Inc., a bankrupt, in accordance with the provisions of the Bankruptcy and Insolvency Act (Canada) and has the power and authority to execute this Indenture;

           (b)        the Vendor has done no act to encumber the Purchased
                      Assets; and

           (c) the Vendor is not a non-resident of Canada within the meaning of that term as used in the Income Tax Act (Canada).

           (d) Vendor has mailed to all creditors, within five days after the date of the trustee's appointment, a notice of the bankruptcy and that the trustee called in the prescribed manner a first meeting of creditors held on March 12, 1999 at 10.00 a.m. at a location that was to be determined or at such other time and place as may later be requested by the official receiver.

           (e) The requisite number of inspectors by Resolution have authorized the trustee to compromise, settle and discharge any and all intercompany debt between AlphaNet Telecom, Inc. and AHS.

           (f) Each document Vendor has supplied to counsel for Appel Investments, Inc. is, to the best of Vendor's knowledge and belief, complete and authentic and specifically the letter from Equant Network Services, Inc. ("Equant") dated July 29, 1999 is authentic, and that its waiver of lien status as to the bankruptcy estate is equally applicable to all assets being sold by Vendor to Purchaser and that to the best of Vendor's knowledge and belief Equant's lien is limited to telecommunication network equipment and that such assets are not included in the assets being sold.

           (g) The following parties who may be secured parties in certain assets of AlphaNet Telecom, Inc. as a result of the recordation of Personal Property Security Act liens hold no lien that has attached to the assets being sold:
                      Mark Holzberg, Andre Label, Claude Samson, Brian E. Wilson, Nuno C. Romao, Yves Laliberte, Kevin Hickey, Bruce Caven and John Taylor and that no information has come to the Vendor's attention to suggest that Commcorp Financial Services, Inc. PHH Vehicle Management Services, Inc., General Electric Capital Canada, Inc., Clearnet Inc., Newcourt Financial Ltd., or BML Leasing Limited are the holders of any lien that has attached to the assets being sold.

3.0        MISCELLANEOUS

3.1        SUCCESSORS AND ASSIGNS

           This indenture and all of its provisions shall ensure to the benefit of and be binding upon the parties and their respective successors and assigns.

3.2        GOVERNING LAW

           This Indenture shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.

3.3        FURTHER ASSURANCES

           Each of the parties hereto shall, at the request and expense of the other, take or cause to be taken such action and execute and deliver or cause to be executed and delivered to the other such documents and further assurances as may be reasonably necessary to give effect to this indenture.

3.4        ENTIRE AGREEMENT

           This indenture and the attached schedules constitute the entire agreement between the parties with respect to the subject matter hereof and supersede all prior negotiations and understandings.

3.5        COUNTERPARTS AND DELIVERY BY FAX

           This Bill of Sale may be executed and delivered in counterparts, each of which when executed and delivered is an original but all of which taken together constitute one and the same instrument. Either party may deliver an executed copy of this Bill of Sale by fax but that party shall immediately deliver to the other party an originally executed copy of this Bill of Sale.

         IN WITNESS WHEREOF the parties have executed this indenture on the ____ day of September, 1999.

                                            PRICEWATERHOUSECOOPERS INC., in its
                                            capacity as Trustee of the Estate of
                                            AlphaNet Telecom Inc., a bankrupt,
                                            and not in its personal capacity

                                            Per: /s/ ANDRE LABEL
                                                --------------------------------


                                            TECH ELECTRO INDUSTRIES, INC.


                                            Per: /s/ ILLEGIBLE
                                                --------------------------------

                              SCHEDULE A - PATENTS                   PAGE 1 OF 6


--------------------------------------------------------------------------------------------------------------------------------
Our Ref.       Applicant                 Title                 Country                  Type        Status         Appln. No.
--------------------------------------------------------------------------------------------------------------------------------

6774-ICA       Alphanet Telecom Inc.     COMMUNICATION         Canada                   Patent      Abandoned      568,263
                                         SYSTEM                                                     (Possible to
                                                                                                    Reinstate)
6774-2-ICA     Alphanet Telecom Inc.     COMMUNICATION         Canada                   Patent      Issued         615,567
                                         SYSTEM
6774-2CA       Alphanet Telecom Inc.     COMMUNICATION         Canada                   Patent      Issued         572,480
                                         SYSTEM
6774AU         Alphanet Telecom Inc.     COMMUNICATION         Australia                Patent      Issued         10432/88
                                         NETWORK
6774CA         Alphanet Telecom Inc.     COMMUNICATION         Canada                   Patent      Issued         498,601
                                         SYSTEM
6774CH         Alphanet Telecom Inc.     COMMUNICATION         Switzerland              Patent      Issued         88900083.2
                                         NETWORK
6774DE         Alphanet Telecom Inc.     COMMUNICATION         Germany                  Patent      Issued         88900083.2
                                         NETWORK
6774EP         Alphanet Telecom Inc.     COMMUNICATION         European Patent Office   Patent      Issued         88900083.2
                                         NETWORK
6774FR         Alphanet Telecom Inc.     COMMUNICATION         France                   Patent      Issued         88900083.2
                                         NETWORK
6774GB         Alphanet Telecom Inc.     COMMUNICATION         United Kingdom           Patent      Issued         88900083.2
                                         NETWORK
6774HK         Alphanet Telecom Inc.     COMMUNICATION         Hong Kong                Patent      Issued
                                         NETWORK
6774IT         Alphanet Telecom Inc.     COMMUNICATION         Italy                    Patent      Issued         88900083.2
                                         NETWORK
6774JP         Alphanet Telecom Inc.     COMMUNICATION         Japan                    Patent      Issued         63-500405
                                         NETWORK
6774SG         Alphanet Telecom Inc.     COMMUNICATION         Singapore                Patent      Issued
                                         NETWORK
6774US         Alphanet Telecom Inc.     COMMUNICATION         U.S.A                    Patent      Issued         06/813,229
                                         NETWORK
7300AU         Alphanet Telecom Inc.     DATA TRANSMISSION     Australia                Patent      Issued         28286/89
                                         SYSTEM
7300CA         Alphanet Telecom Inc.     DATA COMMUNICATION    Canada                   Patent      Issued         555,185
                                         SYSTEM
7300CH         Alphanet Telecom Inc.     DATA TRANSMISSION     Switzerland              Patent      Issued         89900869.2
                                         SYSTEM
7300DE         Alphanet Telecom Inc.     DATA TRANSMISSION     Germany                  Patent      Issued         89900869.2
                                         SYSTEM
7300EP         Alphanet Telecom Inc.     DATA TRANSMISSION     European Patent Office   Patent      Issued         8900869.2
                                         SYSTEM
7300FR         Alphanet Telecom Inc.     DATA TRANSMISSION     France                   Patent      Issued         89900869.2
                                         SYSTEM
7300GB         Alphanet Telecom Inc.     DATA TRANSMISSION     United Kingdom           Patent      Issued         89900869.2
                                         SYSTEM

--------------------------------------------------------------------------------------
Our Ref.       Applicant                 Filing Date      Serial No.       Issue Date
--------------------------------------------------------------------------------------

6774-ICA       Alphanet Telecom Inc.     May 31, 1988     1,269,773        May 29, 1990

6774-2-ICA     Alphanet Telecom Inc.     Nov 27, 1989     1,289,279        Sep 17, 1991

6774-2CA       Alphanet Telecom Inc.     Jul 19, 1988     1,267,448        Apr 3, 1990

6774AU         Alphanet Telecom Inc.     Dec 14, 1987     613335           Nov 28, 1991

6774CA         Alphanet Telecom Inc.     Dec 24, 1985     1,240,429        Aug 9, 1988

6774CH         Alphanet Telecom Inc.     Dec 14, 1987     0 393 023        Feb 10, 1994

6774DE         Alphanet Telecom Inc.     Dec 14, 1987     37 89 454.4-08   Feb 10, 1994

6774EP         Alphanet Telecom Inc.     Dec 14, 1987     0 393 023        Feb 10, 1994

6774FR         Alphanet Telecom Inc.     Dec 14, 1987     0 393 023        Feb 10, 1994

6774GB         Alphanet Telecom Inc.     Dec 14, 1987     0 393 023        Feb 10, 1994

6774HK         Alphanet Telecom Inc.                      968/1995         Jun 15, 1995

6774IT         Alphanet Telecom Inc.     Dec 14, 1987     0 393 023        Feb 10, 1994

6774JP         Alphanet Telecom Inc.     Dec 14, 1987     1898662          Jan 23, 1995

6774SG         Alphanet Telecom Inc.     Dec 14, 1987     9590579-0        Dec 14, 1987

6774US         Alphanet Telecom Inc.     Dec 24, 1985     4,713,837        Dec 15, 1987

7300AU         Alphanet Telecom Inc.     Dec 23, 1988     634,466          Jun 18, 1993

7300CA         Alphanet Telecom Inc.     Dec 23, 1988     1,278,121        Dec 18, 1990

7300CH         Alphanet Telecom Inc.     Dec 23, 1988     0 400 017        Apr 20, 1994

7300DE         Alphanet Telecom Inc.     Dec 23, 1988     P38 89 228.6     Apr 20, 1994

7300EP         Alphanet Telecom Inc.     Dec 23, 1988     0 400 017        Apr 20, 1994

7300FR         Alphanet Telecom Inc.     Dec 23, 1988     0 400 017        Apr 20, 1994

7300GB         Alphanet Telecom Inc.     Dec 23, 1988     0 400 017        Apr 20, 1994

                                                                     PAGE 2 OF 6
                              SCHEDULE A - PATENTS

-------------------------------------------------------------------------------------------------------------------
Our Ref.  Applicant                Title                    Country                  Type     Status     Appln. No.
-------------------------------------------------------------------------------------------------------------------
7300HK    Alphanet Telcom Inc.     DATA TRANSMISSION        Hong Kong                Patent   Issued
                                   SYSTEM
7300IT    Alphanet Telcom Inc.     DATA TRANSMISSION        Italy                    Patent   Issued     89900869.2
                                   SYSTEM
7300JP    Alphanet Telcom Inc.     DATA TRANSMISSION        Japan                    Patent   Issued     1-500796
                                   SYSTEM
7300SG    Alphanet Telcom Inc.     DATA TRANSMISSION        Singapore                Patent   Issued
                                   SYSTEM
7300US    Alphanet Telcom Inc.     DATA COMMUNICATION       U.S.A.                   Patent   Issued     07/137,799
                                   SYSTEM
7353US    Alphanet Telcom Inc.     SELECTIVE                U.S.A.                   Patent   Issued     07/187,908
                                   DISSEMINATION OF
                                   INFORMATION
7625AU    Alphanet Telcom Inc.     DATA TRANSMISSION        Australia                Patent   Issued     5632890
                                   ARRANGEMENT

7625CA    Alphanet Telcom Inc.     DATA TRANSMISSION        Canada                   Patent   Pending    2,008,574
                                   ARRANGEMENT
7625CH    Alphanet Telcom Inc.     DATA TRANSMISSION        Switzerland              Patent   Issued     90906806.6
                                   ARRANGEMENT (ALPHA
                                   NUMBER)
7625DE    Alphanet Telcom Inc.     DATA TRANSMISSION        Germany                  Patent   Issued     90906806.6
                                   ARRANGEMENT (ALPHA
                                   NUMBER)
7625EP    Alphanet Telcom Inc.     DATA TRANSMISSION        European Patent Office   Patent   Issued     90906806.6
                                   ARRANGEMENT (ALPHA
                                   NUMBER)
7625FR    Alphanet Telcom Inc.     DATA TRANSMISSION        France                   Patent   Issued     90906806.6
                                   ARRANGEMENT (ALPHA
                                   NUMBER)
7625GB    Alphanet Telcom Inc.     DATA TRANSMISSION        United Kingdom           Patent   Issued     90906806.6
                                   ARRANGEMENT (ALPHA
                                   NUMBER)
7625JP    Alphanet Telcom Inc.     DATA TRANSMISSION        Japan                    Patent   Pending    2-507143
                                   ARRANGEMENT
7625NL    Alphanet Telcom Inc.     DATA TRANSMISSION        The Netherlands          Patent   Issued     90906806.6
                                   ARRANGEMENT (ALPHA
                                   NUMBER)
7625SE    Alphanet Telcom Inc.     DATA TRANSMISSION        Sweden                   Patent   Issued     90906806.6
                                   ARRANGEMENT (ALPHA
                                   NUMBER)
7625SG    Alphanet Telcom Inc.     DATA TRANSMISSION        Singapore                Patent   Issued     0 527 722
                                   ARRANGEMENT
7625US    Alphanet Telcom Inc.     DATA TRANSMISSION        U.S.A.                   Patent   Issued     07/305,113
                                   ARRANGEMENT
7626AU    Alphanet Telcom Inc.     LOCATION                 Australia                Patent   Issued     5643290
                                   IDENTIFICATION


------------------------------------------------------------------------------
Our Ref.  Applicant                 Filing Date    Serial No.     Issue Date
------------------------------------------------------------------------------
7300HK    Alphanet Telcom Inc.                     1824/1995      Nov 30, 1995

7300IT    Alphanet Telcom Inc.      Dec 23, 1988   0 400 017      Apr 20, 1994

7300JP    Alphanet Telcom Inc.      Dec 23, 1988   2,628,216      Apr 18, 1997

7300SG    Alphanet Telcom Inc.      Dec 23, 1988   9591854-6      Apr 20, 1994

7300US    Alphanet Telcom Inc.      Dec 24, 1987   4,905,273      Feb 27, 1990

7353US    Alphanet Telcom Inc.      Apr 29, 1988   4,922,518      May 1, 1990

7625AU    Alphanet Telcom Inc.      May 9, 1990    655,914        May 4, 1995

7625CA    Alphanet Telcom Inc.      Jan 25, 1990

7625CH    Alphanet Telcom Inc.      May 9, 1990    0 527 722      Nov 17, 1994

7625DE    Alphanet Telcom Inc.      May 9, 1990    690 14 209.9   Nov 17, 1994

7625EP    Alphanet Telcom Inc.      May 9, 1990    0 527 722      Nov 17, 1994

7625FR    Alphanet Telcom Inc.      May 9, 1990    0 527 722      Nov 17, 1994

7625GB    Alphanet Telcom Inc.      May 9, 1990    0 527 722      Nov 17, 1994

7625JP    Alphanet Telcom Inc.      May 9, 1990

7625NL    Alphanet Telcom Inc.      May 9, 1990    0 527 722      Nov 17, 1994

7625SE    Alphanet Telcom Inc.      May 9, 1990    0 527 722      Nov 17, 1994

7625SG    Alphanet Telcom Inc.                     9691168-0      Jun 28, 1996

7625US    Alphanet Telcom Inc.      Feb 2, 1989    4,969,184      Nov 6, 1990

7626AU    Alphanet Telcom Inc.      May 9, 1990    657,085        May 9, 1990

                              SCHEDULE A - PATENTS


------------------------------------------------------------------------------------------------------------------------------
Our Ref.  Applicant                Title               Country                  Type      Status    Appln. No.     Filing Date
------------------------------------------------------------------------------------------------------------------------------
7626CA    Alphanet Telecom Inc.    LOCATION            Canada                   Patent    Pending   2,008,573      Jan 25, 1990
                                   IDENTIFICATION
7626CH    Alphanet Telecom Inc.    LOCATION            Switzerland              Patent    Issued    90906810.8     May 9, 1990
                                   IDENTIFICATION
7626DE    Alphanet Telecom Inc.    LOCATION            Germany                  Patent    Issued    90906810.8     May 9, 1990
                                   IDENTIFICATION
7626EP    Alphanet Telecom Inc.    LOCATION            European Patent Office   Patent    Issued    90906810.8     May 9, 1990
                                   IDENTIFICATION
7626FR    Alphanet Telecom Inc.    LOCATION            France                   Patent    Issued    90906810.8     May 9, 1990
                                   IDENTIFICATION
7626GB    Alphanet Telecom Inc.    LOCATION            United Kingdom           Patent    Issued    90906810.8     May 9, 1990
                                   IDENTIFICATION
7626US    Alphanet Telecom Inc.    LOCATION            U.S.A.                   Patent    Issued    07/305,445     Feb 2, 1989
                                   IDENTIFICATION
8389AU    Alphanet Telecom Inc.    FACSIMILE           Australia                Patent    Issued    3340993        Jan 15, 1993
                                   ARRANGEMENT
8389CA    Alphanet Telecom Inc.    FACSIMILE           Canada                   Patent    Pending   2,127,332      Jan 15, 1993
                                   ARRANGEMENT
8389CH    Alphanet Telecom Inc.    FACSIMILE           Sweden                   Patent    Issued    93 901 995.6   Jan 15, 1993
                                   ARRANGEMENT
8389DE    Alphanet Telecom Inc.    FACSIMILE           Germany                  Patent    Issued    93 901 995.6   Jan 15, 1993
                                   ARRANGEMENT
8389EP    Alphanet Telecom Inc.    FACSIMILE           European Patent Office   Patent    Issued    93 901 995.6   Jan 15, 1993
                                   ARRANGEMENT
8389FR    Alphanet Telecom Inc.    FACSIMILE           France                   Patent    Issued    93 901 995.6   Jan 15, 1993
                                   ARRANGEMENT
8389GB    Alphanet Telecom Inc.    FACSIMILE           United Kingdom           Patent    Issued    93 901 995.6   Jan 15, 1993
                                   ARRANGEMENT
8389HK    Alphanet Telecom Inc.    FACSIMILE           Hong Kong                Patent    Issued
                                   ARRANGEMENT
8389IT    Alphanet Telecom Inc.    FACSIMILE           Italy                    Patent    Issued    93 901 995.6   Jan 15, 1993
                                   ARRANGEMENT
8389JP    Alphanet Telecom Inc.    FACSIMILE           Japan                    Patent    Pending   5-512811       Jan 15, 1993
                                   ARRANGEMENT
8389US    Alphanet Telecom Inc.    FACSIMILE           U.S.A.                   Patent    Issued    07/823,455     Jan 22, 1992
                                   ARRANGEMENT
8880CA    Alphanet Telecom Inc.    FACSIMILE SYSTEM    Canada                   Patent    Pending   2,105,540      Sep 3, 1993
                                   FOR PERSONAL
                                   COMPUTING DEVICES
8880JP    Alphanet Telecom Inc.    FACSIMILE SYSTEMS   Japan                    Patent    Pending   6-517472       Aug 26, 1994
                                   FOR PERSONAL
                                   COMPUTING DEVICES
8929CA    Alphanet Telecom Inc.    MODEM CONTROL AND   Canada                   Patent    Pending   2,181,251      Dec 14, 1994
                                   COMMUNICATION
                                   ARRANGEMENT
8929US    Alphanet Telecom Inc.    MODEM CONTROL AND   U.S.A.                   Patent    Issued    08/183,935     Jan 21, 1994
                                   COMMUNICATION
                                   ARRANGEMENT

----------------------------------------------------------------
Our Ref.  Applicant                 Serial No.        Issue Date
----------------------------------------------------------------
7626CA    Alphanet Telecom Inc.

7626CH    Alphanet Telecom Inc.     0 527 723         Apr 10, 1996

7626DE    Alphanet Telecom Inc.     690 26515.8-08    Apr 10, 1996

7626EP    Alphanet Telecom Inc.     0 527 723         Apr 10, 1996

7626FR    Alphanet Telecom Inc.     0 527 723         Apr 10, 1996

7626GB    Alphanet Telecom Inc.     0 527 723         Apr 10, 1996

7626US    Alphanet Telecom Inc.     4,942,599         Jul 17, 1990

8389AU    Alphanet Telecom Inc.     668705            Jan 15, 1993

8389CA    Alphanet Telecom Inc.

8389CH    Alphanet Telecom Inc.     0 627 152         Sep 3, 1997

8389DE    Alphanet Telecom Inc.     693 13 621.9-     Sep 3, 1997
                                    08
8389EP    Alphanet Telecom Inc.     0 627 152         Sep 3, 1997

8389FR    Alphanet Telecom Inc.     0 627 152         Sep 3, 1997

8389GB    Alphanet Telecom Inc.     0 627 152         Sep 3, 1997

8389HK    Alphanet Telecom Inc.     HK1000952         May 8, 1998

8389IT    Alphanet Telecom Inc.     0 627 152         Sep 3, 1997

8389JP    Alphanet Telecom Inc.

8389US    Alphanet Telecom Inc.     5,425,081         Jun 13, 1995

8880CA    Alphanet Telecom Inc.


8880JP    Alphanet Telecom Inc.


8929CA    Alphanet Telecom Inc.


8929US    Alphanet Telecom Inc.     5,619,725         Apr 8, 1997


                            SCHEDULE A - TRADE MARKS                 PAGE 4 OF 6


-------------------------------------------------------------------------------------------------------------------------
Our Ref.       Applicant                TradeMark                Country                       Type           Status
-------------------------------------------------------------------------------------------------------------------------
T-5099AR       Alphanet Telecom Inc.    FOLLOWFAX (Cl. 38)       Argentina                     TradeMark      Registered
T-5099AU       Alphanet Telecom Inc.    FOLLOWFAX                Australia                     TradeMark      Registered
T-5099BR       Alphanet Telecom Inc.    FOLLOWFAX (Cl. 38)       Brazil                        TradeMark      Registered
T-5099CA       Alphanet Telecom Inc.    FOLLOWFAX                Canada                        TradeMark      Registered
T-5099CN       Alphanet Telecom Inc.    FOLLOWFAX (Cl. 38)       China                         TradeMark      Pending
T-5099DE       Alphanet Telecom Inc.    FOLLOWFAX                Germany                       TradeMark      Registered
T-5099FR       Alphanet Telecom Inc.    FOLLOWFAX                France                        TradeMark      Registered
T-5099HK       Alphanet Telecom Inc.    FOLLOWFAX                Hong Kong                     TradeMark      Registered
T-5099ID       Alphanet Telecom Inc.    FOLLOWFAX (Cl. 38)       Indonesia                     TradeMark      Registered

T-5099IN       Alphanet Telecom Inc.    FOLLOWFAX                India                         TradeMark      Pending
T-5099JP       Alphanet Telecom Inc.    FOLLOWFAX                Japan                         TradeMark      Registered
T-5099KR       Alphanet Telecom Inc.    FOLLOWFAX (Cl. 106)      Korea, Republic of            TradeMark      Registered
T-5099MC       Alphanet Telecom Inc.    FOLLOWFAX (CL. 38)       Monaco                        TradeMark      Registered
T-5099MX       Alphanet Telecom Inc.    FOLLOWFAX (Cl. 38)       Mexico                        TradeMark      Registered
T-5099NZ       Alphanet Telecom Inc.    FOLLOWFAX (Cl. 38)       New Zealand                   TradeMark      Registered
T-5099SG       Alphanet Telecom Inc.    FOLLOWFAX                Singapore                     TradeMark      Pending
T-5099TW       Alphanet Telecom Inc.    FOLLOWFAX (Cl. 38)       Taiwan                        TradeMark      Registered
T-5099US       Alphanet Telecom Inc.    FOLLOWFAX                U.S.A.                        TradeMark      Registered
T-5099VN       Alphanet Telecom Inc.    FOLLOWFAX (Cl. 38)       Vietnam Socialist Republic    TradeMark      Registered
T-5099ZA       Alphanet Telecom Inc.    FOLLOWFAX (Cl. 38)       South Africa                  TradeMark      Registered
T-6237GB       Alphanet Telecom Inc.    INNSERVE (CL. 38)        United Kingdom                TradeMark      Registered
T-6295CA       Alphanet Telecom Inc.    INNMAIL                  Canada                        TradeMark      Pending
T-6295EP       Alphanet Telecom Inc.    INNMAIL                  European Patent Office        TradeMark      Pending
T-6295JP       Alphanet Telecom Inc.    INNMAIL                  Japan                         TradeMark      Registered
T-6295US       Alphanet Telecom Inc.    INNMAIL                  U.S.A.                        TradeMark      Pending
T-6298EP       Alphanet Telecom Inc.    INNDIAL                  European Patent Office        TradeMark      Pending
T-6298US       Alphanet Telecom Inc.    INNDIAL                  U.S.A.                        TradeMark      Pending
T-6544EP       Alphanet Telecom Inc.    INNFAX (Cl. 38)          European Patent Office        TradeMark      Registered
T-6548US       Alphanet Telecom Inc.    INNPHONE                 U.S.A.                        TradeMark      Pending
T-6710BR       Alphanet Telecom Inc.    ALPHANET                 Brazil                        TradeMark      Pending




-----------------------------------------------------------------------------------------------------------------
Our Ref.       Applicant                     Appin. No.          Filing Date         Regn. No.      Regn. Date
-----------------------------------------------------------------------------------------------------------------
T-5099AR       Alphanet Telecom Inc.         1996854             Aug 25, 1995        1,606,090      Jul 12, 1996
T-5099AU       Alphanet Telecom Inc.         A644918             Nov 7, 1994         644918         Nov 7, 1994
T-5099BR       Alphanet Telecom Inc.         818832703           Oct 10, 1995        818832703      Aug 4, 1998
T-5099CA       Alphanet Telecom Inc.         695,256             Dec 12, 1991        412,109        May 2, 1993
T-5099CN       Alphanet Telecom Inc.         950119131           Sep 20, 1995
T-5099DE       Alphanet Telecom Inc.         394 00 961.4        Nov 8, 1994         394 00 961     Aug 7, 1995
T-5099FR       Alphanet Telecom Inc.         95/585087           Aug 18, 1995        95585087       Aug 18, 1995
T-5099HK       Alphanet Telecom Inc.         13599/94            Nov 18, 1994        B4724/97       Apr 24, 1997
T-5099ID       Alphanet Telecom Inc.         H4.HC.01-01-        Nov 24, 1994        350497         Nov 24, 1994
                                             21868
T-5099IN       Alphanet Telecom Inc.         676778              Aug 14, 1995
T-5099JP       Alphanet Telecom Inc.         6-113550            Nov 9, 1994         4,024,382      Jul 11, 1997
T-5099KR       Alphanet Telecom Inc.         910/95              Feb 6, 1995         33876          Dec 23, 1996
T-5099MC       Alphanet Telecom Inc.         16649               Oct 25, 1995        95.16580       Oct 25, 1995
T-5099MX       Alphanet Telecom Inc.         240491              Aug 18, 1995        588651         Sep 30, 1998
T-5099NZ       Alphanet Telecom Inc.         242853              Nov 8, 1994         242853         Aug 5, 1997
T-5099SG       Alphanet Telecom Inc.         S/9688/94           Nov 8, 1994
T-5099TW       Alphanet Telecom Inc.         84-009198           Mar 2, 1995         78875          Oct 1, 1995
T-5099US       Alphanet Telecom Inc.         74/183,331          Jul 8, 1991         1,805,554      Nov 16, 1993
T-5099VN       Alphanet Telecom Inc.         21796               Feb 25, 1995        18238          Sep 20, 1995
T-5099ZA       Alphanet Telecom Inc.         95/10384            Aug 11, 1995        95/10384       Aug 11, 1995
T-6237GB       Alphanet Telecom Inc.         2117870             Dec 6, 1996         2117870        Jul 18, 1997
T-6295CA       Alphanet Telecom Inc.         820,112             Aug 8, 1996
T-6295EP       Alphanet Telecom Inc.         000465393           Feb 11, 1997
T-6295JP       Alphanet Telecom Inc.         9-13560             Feb 10, 1997        4,204,485      Oct 30, 1998
T-6295US       Alphanet Telecom Inc.         75/238,211          Feb 7, 1997
T-6298EP       Alphanet Telecom Inc.         000472829           Feb 13, 1997
T-6298US       Alphanet Telecom Inc.         75/238,210          Feb 7, 1997
T-6544EP       Alphanet Telecom Inc.         000566505           Jun 24, 1997        000566505      Jun 24, 1997
T-6548US       Alphanet Telecom Inc.         75/316,201          Jun 21, 1997
T-6710BR       Alphanet Telecom Inc.         820608092

                            SCHEDULE A - TRADE MARKS


------------------------------------------------------------------------------------------------------------------
Our Ref.     Applicant              Trademark                   Country                    Type         Status
------------------------------------------------------------------------------------------------------------------
T-3594CA     Alphanet Telecom Inc.  ALPHANET                    Canada                     Trade Mark   Registered
T-4148AU     Alphanet Telecom Inc.  ALPHANET (Cl. 38)           Australia                  Trade Mark   Registered
T-4148BX     Alphanet Telecom Inc.  ALPHANET                    Benelux                    Trade Mark   Registered
T-4148CA     Alphanet Telecom Inc.  ALPHANET                    Canada                     Trade Mark   Registered
T-4148CH     Alphanet Telecom Inc.  ALPHANET                    Switzerland                Trade Mark   Registered
T-4148FR     Alphanet Telecom Inc.  ALPHANET (Cl. 38)           France                     Trade Mark   Registered
T-4148IT     Alphanet Telecom Inc.  ALPHANET (Cl. 38 and 9)     Italy                      Trade Mark   Registered
T-4148NO     Alphanet Telecom Inc.  ALPHANET                    Norway                     Trade Mark   Registered
T-4148SG     Alphanet Telecom Inc.  ALPHANET (Cl. 9)            Singapore                  Trade Mark   Registered
T-4148US     Alphanet Telecom Inc.  ALPHANET                    U.S.A.                     Trade Mark   Registered
T-4161CA     Alphanet Telecom Inc.  ALPHA DESIGN                Canada                     Trade Mark   Registered
T-4161GB     Alphanet Telecom Inc.  ALPHA LOGO (Cl. 9)          United Kingdom             Trade Mark   Registered
T-4161US     Alphanet Telecom Inc.  DISTINCTIVE "ALPHA"         U.S.A.                     Trade Mark   Registered
                                    LOGO
T-5065US     Alphanet Telecom Inc.  INNFAX                      U.S.A.                     Trade Mark   Registered
T-5086-IMY   Alphanet Telecom Inc.  INNFAX (word mark - cl. 9)  Malaysia                   Trade Mark   Pending
T-5086-38AE  Alphanet Telecom Inc.  INNFAX  Cl. 38              United Arab Emirates       Trade Mark   Pending
T-5086AR     Alphanet Telecom Inc.  INNFAX (Cl. 38)             Argentina                  Trade Mark   Registered
T-5086AU     Alphanet Telecom Inc.  INNFAX (Cl. 38)             Australia                  Trade Mark   Registered
T-5086BR     Alphanet Telecom Inc.  INNFAX (Cl. 38)             Brazil                     Trade Mark   Pending
T-5086CA     Alphanet Telecom Inc.  INNFAX                      Canada                     Trade Mark   Registered
T-5086DE     Alphanet Telecom Inc.  INNFAX                      Germany                    Trade Mark   Registered
T-5086DZ     Alphanet Telecom Inc.  INNFAX (Cl. 38)             Algeria                    Trade Mark   Registered
T-5086FJ     Alphanet Telecom Inc.  INNFAX (Cl. 8)              Fiji                       Trade Mark   Pending
T-5086FR     Alphanet Telecom Inc.  INNFAX (Cl. 9 and 38)       France                     Trade Mark   Registered
T-5086GB     Alphanet Telecom Inc.  INNFAX (Cl. 38)             United Kingdom             Trade Mark   Registered
T-5086HK     Alphanet Telecom Inc.  INNFAX                      Hong Kong                  Trade Mark   Registered
T-5086ID     Alphanet Telecom Inc.  INNFAX (Cl. 38)             Indonesia                  Trade Mark   Registered

T-5086IN     Alphanet Telecom Inc.  INNFAX (Cl. 9)              India                      Trade Mark   Pending
T-5086JP     Alphanet Telecom Inc.  INNFAX (Cl. 38)             Japan                      Trade Mark   Pending
T-5086KR     Alphanet Telecom Inc.  INNFAX (Cl. 106)            Korea, Republic of         Trade Mark   Registered
T-5086MC     Alphanet Telecom Inc.  INNFAX (Cl. 38)             Monaco                     Trade Mark   Registered
T-5086MX     Alphanet Telecom Inc.  INNFAX (Cl. 38)             Mexico                     Trade Mark   Registered
T-5086MY     Alphanet Telecom Inc.  INNFAX                      Malaysia                   Trade Mark   Pending
T-5086NZ     Alphanet Telecom Inc.  INNFAX (Cl. 38)             New Zealand                Trade Mark   Registered
T-5086PH     Alphanet Telecom Inc.  INNFAX (Cl. 38)             Philippines                Trade Mark   Pending
T-5086SA     Alphanet Telecom Inc.  INNFAX  Cl. 38              Saudi Arabia               Trade Mark   Registered
T-5086SG     Alphanet Telecom Inc.  INNFAX (Cl. 38)             Singapore                  Trade Mark   Registered
T-5086TH     Alphanet Telecom Inc.  INNFAX (Cl. 38)             Thailand                   Trade Mark   Registered
T-5086TW     Alphanet Telecom Inc.  INNFAX                      Taiwan                     Trade Mark   Registered
T-5086VN     Alphanet Telecom Inc.  INNFAX (Cl. 38)             Vietnam Socialist Republic Trade Mark   Registered
T-5086WS     Alphanet Telecom Inc.  INNFAX (Cl. 9)              Samoa                      Trade Mark   Registered
T-5086ZA     Alphanet Telecom Inc.  INNFAX (Cl. 38)             South Africa               Trade Mark   Registered


-------------------------------------------------------------------------------------------------
Our Ref.     Applicant              Appln. No.       Filing Date    Regn. No.      Regn. Date
-------------------------------------------------------------------------------------------------
T-3594CA     Alphanet Telecom Inc.  551,382          Oct 25, 1985   336,146        Jan 8, 1988
T-4148AU     Alphanet Telecom Inc.  495,093          Sep 9, 1988    A495093        Feb 18, 1991
T-4148BX     Alphanet Telecom Inc.  719,382          Sep 14, 1988   451,809        Sep 14, 1988
T-4148CA     Alphanet Telecom Inc.  600,836          Feb 15, 1988   360,898        Oct 27, 1989
T-4148CH     Alphanet Telecom Inc.  6493/88          Sep 12, 1988   366.562         Sep 12, 1988
T-4148FR     Alphanet Telecom Inc.  953,524          Sep 9, 1988    1,487,558      Sep 9, 1988
T-4148IT     Alphanet Telecom Inc.  37572C/88        Nov 25, 1988   551,423        Oct 16, 1991
T-4148NO     Alphanet Telecom Inc.  884107           Sep 12, 1988   139304         Nov 9, 1989
T-4148SG     Alphanet Telecom Inc.  S/5478/88        Oct 5, 1988    5478/88        Jul 18, 1990
T-4148US     Alphanet Telecom Inc.  73/713,820       Feb 29, 1988   1,625,233      Nov 27, 1990
T-4161CA     Alphanet Telecom Inc.  602,532          Mar 9, 1988    409,928        Mar 26, 1993
T-4161GB     Alphanet Telecom Inc.  1341381          Apr 13, 1988   1,341,381      Apr 13, 1988
T-4161US     Alphanet Telecom Inc.  73/740,686       Jul 18, 1988   1,848,501      Aug 9, 1994

T-5065US     Alphanet Telecom Inc.  74/166,293       May 13, 1991   1,802,924      Nov 2, 1993
T-5086-IMY   Alphanet Telecom Inc.  MA/2664/95       Mar 27, 1995
T-5086-38AE  Alphanet Telecom Inc.  17177            Jul 10, 1996
T-5086AR     Alphanet Telecom Inc.  1996853          Aug 25, 1995   1,606,089      Jul 12, 1996
T-5086AU     Alphanet Telecom Inc.  A644919          Nov 7, 1994    644919         Jun 18, 1997
T-5086BR     Alphanet Telecom Inc.  818832711        Oct 10, 1995
T-5086CA     Alphanet Telecom Inc.  691,918          Oct 18, 1991   405,392        Nov 20, 1992
T-5086DE     Alphanet Telecom Inc.  394 00 960.6     Nov 8, 1994    394 00 960.6   Aug 7, 1995
T-5086DZ     Alphanet Telecom Inc.  971014           Aug 3, 1997    053797         Aug 3, 1997
T-5086FJ     Alphanet Telecom Inc.  27214            Oct 13, 1995
T-5086FR     Alphanet Telecom Inc.  95/585088        Aug 18, 1995   95585088       Aug 18, 1995
T-5086GB     Alphanet Telecom Inc.  1,481,404        Oct 31, 1991   1,481,404      May 13, 1991
T-5086HK     Alphanet Telecom Inc.  13598/94         Nov 18, 1994   B3143/97       Mar 19, 1997
T-5086ID     Alphanet Telecom Inc.  H4.HC.01-01-     Nov 24, 1994   349236         Jan 22, 1997
                                    21867
T-5086IN     Alphanet Telecom Inc.  676779           Aug 14, 1995
T-5086JP     Alphanet Telecom Inc.  6-113549         Nov 9, 1994
T-5086KR     Alphanet Telecom Inc.  909/95           Feb 6, 1995    33875          Dec 23, 1996
T-5086MC     Alphanet Telecom Inc.  16648            Oct 25, 1995   95.16579       Oct 25, 1995
T-5086MX     Alphanet Telecom Inc.  240490           Aug 18, 1995   588650         Sep 30, 1998
T-5086MY     Alphanet Telecom Inc.  MA/5334/98       Apr 30, 1998
T-5086NZ     Alphanet Telecom Inc.  242852           Nov 8, 1994    242852         Oct 20, 1997
T-5086PH     Alphanet Telecom Inc.  100306           Jun 2, 1995    100786         Aug 7, 1997
T-5086SA     Alphanet Telecom Inc.  30556                           378/67         Jun 12, 1996
T-5086SG     Alphanet Telecom Inc.  S/9687/94        Nov 8, 1994    B9687/94       Nov 8, 1994
T-5086TH     Alphanet Telecom Inc.  284539           Apr 26, 1995   Bor4306        Apr 19, 1996
T-5086TW     Alphanet Telecom Inc.  84-009199        Mar 2, 1995    78876          Oct 1, 1995
T-5086VN     Alphanet Telecom Inc.  21795            Feb 25, 1995   18237          Sep 20, 1995
T-5086WS     Alphanet Telecom Inc.  3162             Oct 12, 1995   3162           Apr 7, 1997
T-5086ZA     Alphanet Telecom Inc.  95/10383         Aug 11, 1995   95/10383       Aug 11, 1995

                                  SCHEDULE "A"

               COMMON SHARES OF ALPHANET HOSPITALITY SYSTEMS INC.

Ten (10) common shares of capital stock of AlphaNet Hospitality Systems Inc., a Delaware corporation, constituting 100% (all) of the issued and outstanding shares of capital stock of that corporation.